Exhibit 10.1

AMENDMENT NO. 2 TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 2 TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT, dated as of May 17, 2017 (this “Amendment”), among PARLEX 4 UK FINCO, LLC and PARLEX 4 FINANCE, LLC (the “Sellers”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Sellers and Buyer are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of January 29, 2016 (as amended by that certain Amendment No. 1 to Amended and Restated Master Repurchase Agreement and Guarantee Agreement, dated as of July 25, 2016, as amended hereby, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, Sellers and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement shall be amended as set forth in this Amendment.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Buyer each agree as follows, and Blackstone Mortgage Trust, Inc. (“Guarantor”) agrees to make the acknowledgments set forth herein:

SECTION 1. Amendments to Repurchase Agreement.

(a) The definition of “Maturity Date”, as set forth in Article 2 of the Repurchase Agreement, is hereby amended by deleting the date “January 7, 2019” and inserting the date “January 7, 2020” in lieu thereof.

SECTION 2. Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which this Amendment is executed and delivered by a duly authorized officer of each of Guarantor, Sellers and Buyer, along with delivery to Buyer of customary opinions as to enforceability and corporate matters with respect to Sellers and a bring down letter affirming the legal opinion with respect to the applicability of the Bankruptcy Code safe harbors that was provided to Buyer on the Amendment and Restatement Date.

SECTION 3. Sellers’ Representations and Warranties. On and as of the date first above written, each Seller hereby represents and warrants to Buyer that (a) it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, (b) after giving effect to this Amendment, no Default or Event of Default under the Repurchase Agreement has occurred and is continuing, and (c) after giving effect to this Amendment, the representations and warranties contained in Article 9 of the Repurchase Agreement are true and correct in all material respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such other date), (d) such Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment and (e) this Amendment has been duly executed and delivered by or on behalf of such Seller and constitutes the legal, valid and binding obligation of such Seller enforceable against such Seller in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles.

SECTION 4. Acknowledgments of Guarantor. In connection with the amendments to the Repurchase Agreement set forth herein, Guarantor hereby acknowledges (a) the execution and delivery of this Amendment by Sellers and agrees that it continues to be bound by that certain Guarantee Agreement made by Guarantor in favor of Buyer, dated as of December 20, 2013 (as amended by that certain Amendment No. 1 to Guarantee Agreement, dated as of March 3, 2014, and as further amended by that certain Amendment No. 1 to Amended and Restated Master Repurchase Agreement and Guarantee Agreement, dated as of July 25, 2016, the “Guarantee Agreement”), notwithstanding the execution and delivery of this Amendment and the impact of the changes set forth herein, and (b) that, as of the date hereof, Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guarantee Agreement and each of the other Transaction Documents.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date, all references in the Repurchase Agreement to the “Transaction Documents” shall be deemed to include, in any event, this Amendment. Each reference to Repurchase Agreement in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby.

SECTION 6. Counterparts. This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (.PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 7. Costs and Expenses. Sellers and Guarantor shall pay Buyer’s reasonable actual out of pocket costs and expenses, including reasonable fees and expenses of accountants, attorneys and advisors, incurred in connection with the preparation, negotiation, execution and consummation of this Amendment.

SECTION 8. Submission to Jurisdiction. Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.

To the extent that any party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Amendment or relating in any way to this Amendment.

The parties hereby irrevocably waive, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 8 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against any Seller or their property in the courts of other jurisdictions.

SECTION 9. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.

SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5 1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
a national banking association organized under the laws of the United States

By:	/s/ Thomas N. Cassino
Name: Thomas N. Cassino
Title: Executive Director

SELLERS:

PARLEX 4 FINANCE, LLC, a Delaware limited liability company

By: /s/ Anthony F. Marone, Jr.
Name: Anthony F. Marone, Jr.
Title: Managing Director and Chief Financial Officer

PARLEX 4 UK FINCO, LLC, a Delaware limited liability company

By: /s/ Anthony F. Marone, Jr.
Name: Anthony F. Marone, Jr.
Title: Managing Director and Chief Financial Officer

With respect to the acknowledgments set forth in Section 4:

GUARANTOR:

BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation

By: /s/ Anthony F. Marone, Jr.
Name: Anthony F. Marone, Jr.
Title: Managing Director and Chief Financial Officer

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